Exhibit 10.24

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM A NOTE
DUE June 30, 2013

$5,000,000	June 18, 2007

No. 5

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term A Note (this “Senior Term A Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term A Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term A Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term A Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term A Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term A Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term A Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term A Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term A Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term A Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term A Note are secured pursuant to the terms of the Security Documents.

This Senior Term A Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term A Note as of the date first written above.

CreditCards.com, Inc. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM A NOTE
DUE June 30, 2013

$5,000,000	June 18, 2007

No. 6

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term A Note (this “Senior Term A Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term A Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term A Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term A Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term A Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term A Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term A Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term A Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term A Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term A Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term A Note are secured pursuant to the terms of the Security Documents.

This Senior Term A Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term A Note as of the date first written above.

CreditCards.com, Inc. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM A NOTE
DUE June 30, 2013

$5,000,000	June 18, 2007

No. 7

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term A Note (this “Senior Term A Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term A Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term A Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term A Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term A Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term A Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term A Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term A Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term A Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term A Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term A Note are secured pursuant to the terms of the Security Documents.

This Senior Term A Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term A Note as of the date first written above.

CreditCards.com, Inc. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM A NOTE
DUE June 30, 2013

$5,000,000	June 18, 2007

No. 8

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term A Note (this “Senior Term A Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term A Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term A Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term A Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term A Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term A Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term A Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term A Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term A Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term A Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term A Note are secured pursuant to the terms of the Security Documents.

This Senior Term A Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term A Note as of the date first written above.

CreditCards.com, Inc. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM A NOTE
DUE June 30, 2013

$5,000,000	June 18, 2007

No. 9

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term A Note (this “Senior Term A Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term A Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term A Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term A Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term A Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term A Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term A Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term A Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term A Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term A Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term A Note are secured pursuant to the terms of the Security Documents.

This Senior Term A Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term A Note as of the date first written above.

CreditCards.com, Inc. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM A NOTE
DUE June 30, 2013

$3,000,000	June 18, 2007

No. 10

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of THREE MILLION DOLLARS ($3,000,000) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term A Note (this “Senior Term A Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term A Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term A Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term A Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term A Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term A Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term A Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term A Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term A Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term A Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term A Note are secured pursuant to the terms of the Security Documents.

This Senior Term A Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term A Note as of the date first written above.

CreditCards.com, Inc. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM A NOTE
DUE June 30, 2013

$2,832,805	June 18, 2007

No. 11

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of TWO MILLION EIGHT HUNDRED THIRTY-TWO THOUSAND EIGHT HUNDRED AND FIVE 00/100 DOLLARS ($2,832,805) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term A Note (this “Senior Term A Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term A Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term A Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term A Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term A Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term A Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term A Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term A Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term A Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term A Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term A Note are secured pursuant to the terms of the Security Documents.

This Senior Term A Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term A Note as of the date first written above.

CreditCards.com, Inc. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM A NOTE
DUE June 30, 2013

$1,892,445	June 18, 2007

No. 12

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of ONE MILLION EIGHT HUNDRED NINETY-TWO THOUSAND FOUR HUNDRED AND FORTY-FIVE 00/100 DOLLARS ($1,892,445) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term A Note (this “Senior Term A Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term A Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term A Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term A Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term A Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term A Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term A Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term A Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term A Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term A Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term A Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term A Note are secured pursuant to the terms of the Security Documents.

This Senior Term A Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term A Note as of the date first written above.

CreditCards.com, Inc. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM B NOTE
DUE June 30, 2013

$5,000,000	June 18, 2007

No. 5

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term B Note (this “Senior Term B Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term B Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term B Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term B Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term B Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term B Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term B Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term B Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term B Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term B Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term B Note are secured pursuant to the terms of the Security Documents.

This Senior Term B Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term B Note as of the date first written above.

CREDITCARDS.COM, INC. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM B NOTE
DUE June 30, 2013

$5,000,000	June 18, 2007

No. 6

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term B Note (this “Senior Term B Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term B Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term B Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term B Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term B Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term B Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term B Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term B Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term B Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term B Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term B Note are secured pursuant to the terms of the Security Documents.

This Senior Term B Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term B Note as of the date first written above.

CREDITCARDS.COM, INC. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM B NOTE
DUE June 30, 2013

$5,000,000	June 18, 2007

No. 7

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term B Note (this “Senior Term B Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term B Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term B Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term B Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term B Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term B Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term B Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term B Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term B Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term B Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term B Note are secured pursuant to the terms of the Security Documents.

This Senior Term B Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term B Note as of the date first written above.

CREDITCARDS.COM, INC. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM B NOTE
DUE June 30, 2013

$5,000,000	June 18, 2007

No. 8

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term B Note (this “Senior Term B Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term B Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term B Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term B Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term B Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term B Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term B Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term B Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term B Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term B Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term B Note are secured pursuant to the terms of the Security Documents.

This Senior Term B Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term B Note as of the date first written above.

CREDITCARDS.COM, INC. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM B NOTE
DUE June 30, 2013

$5,000,000	June 18, 2007

No. 9

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of FIVE MILLION DOLLARS ($5,000,000) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term B Note (this “Senior Term B Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term B Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term B Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term B Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term B Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term B Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term B Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term B Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term B Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term B Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term B Note are secured pursuant to the terms of the Security Documents.

This Senior Term B Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term B Note as of the date first written above.

CREDITCARDS.COM, INC. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM B NOTE
DUE June 30, 2013

$4,892,445	June 18, 2007

No. 10

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of FOUR MILLION EIGHT HUNDRED AND NINETY-TWO THOUSAND FOUR HUNDRED AND FOURTY-FIVE DOLLARS ($4,892,445) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term B Note (this “Senior Term B Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term B Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term B Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term B Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term B Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term B Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term B Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term B Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term B Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term B Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term B Note are secured pursuant to the terms of the Security Documents.

This Senior Term B Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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The undersigned has executed this Senior Term B Note as of the date first written above.

CREDITCARDS.COM, INC. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SUCH ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED SENIOR SECURED TERM B NOTE
DUE June 30, 2013

$2,832,805	June 18, 2007

No. 11

FOR VALUE RECEIVED, the undersigned, CREDITCARDS.COM, INC. (formerly known as DeMarseCo Holdings, Inc.), a Delaware corporation (the “Borrower”), hereby promises to pay to AMERICAN CAPITAL STRATEGIES, LTD. or its registered assigns (in such capacity, the “Holder”), the principal sum of TWO MILLION EIGHT HUNDRED AND THIRTY-TWO THOUSAND EIGHT HUNDRED AND FIVE DOLLARS ($2,832,805) with interest thereon, on the terms and conditions set forth in that certain Credit Agreement (as defined herein).

Payments of principal of, interest on and any premium with respect to this Amended and Restated Senior Secured Term B Note (this “Senior Term B Note”) are to be made in accordance with Article III of the Credit Agreement and in lawful money of the United States of America.

Notwithstanding any provision to the contrary in this Senior Term B Note, the Credit Agreement or any other agreement, the Borrower shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Senior Term B Note is due June 30, 2013 and is one of a series of promissory notes issued pursuant to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of even date herewith, by and among the Borrower and CCCI Holdings, Inc., American Capital Financial Services, Inc., as administrative and collateral agent (“Agent”), and the lenders from time to time party thereto (the “Lenders”). All initially capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Each Holder of this Senior Term B Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article V of the Credit Agreement.

This Senior Term B Note is transferable only in accordance with the terms of the Credit Agreement.

1

This Senior Term B Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Credit Agreement, but not otherwise.

If an Event of Default occurs and is continuing, among the other consequences thereof set forth in the Credit Agreement and otherwise, the unpaid principal of this Senior Term B Note, and the interest accrued thereon, may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Credit Agreement.

This Senior Term B Note is one of a series of amended and restated term notes that amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by those certain term notes, dated October 30, 2006, in the original aggregate amount of $75,000,000 executed by the Borrower and payable to the order of the Holder (the “Original Notes”). All rights, titles, liens, and security interests securing the Original Notes are preserved, maintained and carried forward to secure this Senior Term B Note.

Except as otherwise provided in the Credit Agreement, the Borrower hereby unconditionally waives (a) any rights to presentment, demand, protest or notice of any kind (except as expressly required by the Credit Agreement), and (b) any rights of rescission, setoff, counterclaim or defense to payment of this Senior Term B Note in accordance with the terms of the Credit Agreement that the Borrower may have or claim against the Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder, absent gross negligence or willful misconduct of such Holder, the Agent or any other person, including any person who assigned this Senior Term B Note to the Holder.

Payments of principal, interest on and any premium with respect to this Senior Term B Note are secured pursuant to the terms of the Security Documents.

This Senior Term B Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of Maryland and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State, except for its rules relating to the conflict of laws.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

2

The undersigned has executed this Senior Term B Note as of the date first written above.

CREDITCARDS.COM, INC. (f/k/a DeMarseCo Holdings, Inc.), a Delaware corporation
By:	/s/ Elisabeth DeMarse
Elisabeth DeMarse President and Chief Executive Officer